SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             UNISERVICE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                             UNISERVICE CORPORATION


             1900 Glades Road, Suite 351, Boca Raton, Florida 33431

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on November 17, 1999
                             -----------------------

To the Shareholders
of Uniservice Corporation:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Uniservice Corporation, a Florida corporation (the "Company"), will be held at 9:30 a.m., local time, on November 17, 1999, at the Courtyard Marriott, 2000 N.W. Executive Court, Boca Raton, Florida 33431 for the following purposes:

         (1) To elect six members to the Company's Board of Directors to hold office until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Spear, Shafer, Harmon & Co., independent certified public accountants, as the Company's auditors; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on October 5, 1999 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                      By Order of the Board of Directors


                                      RICARDO VILENSKY
                                      President and Chief
                                      Executive Officer

Boca Raton, Florida
October 18, 1999

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             UNISERVICE CORPORATION

                             ----------------------


                                 PROXY STATEMENT

                              ---------------------




         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Uniservice Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.0001 per share (the "Common Stock"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held at 9:30 a.m., local time, on November 17, 1999, at the Courtyard Marriott, 2000 N.W. Executive Court, Boca Raton, Florida 33431 or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the form of proxy are first being sent to shareholders is October 18, 1999. Shareholders should review the information provided herein in conjunction with the Company's 1998 Annual Report on Form 10-KSB, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1900 Glades Road, Suite 351, Boca Raton, Florida 33431, and its telephone number is (561) 416-8930.


                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Assistant Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of six members to the Company's Board of Directors to serve until the Company's 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Spear, Shafer, Harmon & Co., independent certified public accountants, as the Company's auditors; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the six nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on October 5, 1999, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 1,445,000 shares of Class A Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Class A Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. As of the Record Date, there were 1,400,000 shares of Class B Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Class B Common Stock is entitled to ten votes on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ratification of appointment of the Company's auditors and other matters that may be submitted to a vote of the shareholders, will require the affirmative vote of the majority of the shares of the Company's Common Stock at the Annual Meeting in person or by proxy, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or By-Laws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of October 5, 1999, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) each Named Executive Officer (as defined herein), and (iv) all directors and executive officers as a group. Unless otherwise set forth, the addresses for the individuals named below is Carmencita 25, Suite 102, Santiago, Chile.

                                             Number of Shares
Name and Address of                          of Common Stock                    Ownership           Voting
Beneficial Owner                           Beneficially Owned(7)               Percentage          Percentage
----------------                           ---------------------               ----------          ----------
Ricardo Vilensky                                 1,400,000(1)(2)                 49.2%              90.7%(3)
Mauricio Aguirre                                     2,000                         -0-                -0-
Juan Carlos Cerda                                       -0-                        -0-                -0-
Avram Fritch                                            -0-                        -0-                -0-
David Mayer(4)                                       6,800                         .2%                -0-
Sergio Vivanco                                          -0-                        -0-                -0-
Inversiones e Inmobiliaria
  Kyoto Limitada(6)                              1,399,900(5)                    49.2%              90.7%(3)

All executive officers and
directors as a group (6 persons)                 1,408,800                       49.5%              90.7%
--------------------

(1) Represents 1,400,000 shares of Class B Common Stock that have 10 votes for each share of Class B Common Stock held.

(2) Includes 1,399,900 shares of Class B Common Stock issued to Kyoto in connection with the stock purchases of August 1998. Kyoto is owned and controlled by Mr. Vilensky. See "Certain Relationships and Related Transactions." The remaining 100 shares of Class B Common Stock were issued to Mr. Vilensky as founder's shares.

(3) While the shares held by Mr. Vilensky, directly or indirectly, represent 49.2% of the outstanding Common Stock issued, they represent an approximately 90.7% voting interest in the Company since holders of Class B Common Stock are entitled to 10 votes for each share of Class B Common Stock held.

(4)      Mr. Mayer's address is 1900 Glades Road, Suite 351, Boca Raton,
         Florida 33301.

(5) Represents 1,399,900 shares of Class B Common Stock that have 10 votes for each share of Class B Common Stock held.

(6) Includes 1,399,900 shares of Class B Common Stock issued to Kyoto in connection with the Stock Purchases. Kyoto is owned and controlled by Mr. Vilensky.

(7) Does not recognize the 14,500 shares of Class A Common Stock held by Jessica Vilensky, wife of Ricardo Vilensky, of which he disclaims beneficial ownership.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with for the period which this proxy relates.


                         ELECTION OF DIRECTORS; NOMINEES

         The Company's By-Laws provide that the number of directors constituting the Company's Board of Directors shall not be less than one nor more than fifteen, as determined in the manner provided by the Company's By-laws. The Company's By-laws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors has fixed at six the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 2000 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Ricardo Vilensky, Mauricio Aguirre, Juan Carlos Cerda, Avram Fritch, David Mayer and Sergio Vivanco to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.


                                   MANAGEMENT

         The following table sets forth certain information concerning the current directors and nominee directors of the Company and the executive officers of the Company:

Name                                        Age                 Position
----                                        ---                 --------
Ricardo Vilensky                             43                 Chief Executive Officer, President,
                                                                Chairman of the Board of Directors
Mauricio Aguirre                             35                 Chief Financial Officer, Vice President
                                                                of Finance and Administration,  Director
David Mayer                                  57                 Director, Assistant Secretary
Juan Carlos Cerda                            43                 Director
Avram Fritch                                 41                 Director
Sergio Vivanco                               46                 Director

-------------

Ricardo Vilensky has served as the Chief Executive Officer, President and Chairman of USC since its formation in November 1997 and as the CEO, President and Chairman of Kentucky Foods Chile, S.A. ("KyF Chile") since its formation in 1986. From July 1991 to the present, Mr. Vilensky has served as the Chairman and owns a 50% interest in Ann Arbor Foods, S.A., which owns 15 Domino's pizza franchises in Chile. From June 1991 to September 1996, Mr. Vilensky was the general manager of Commercial Submarine Chile Limitada, which owns 10 submarine and hoagie restaurants in Chile. From August 1988 to September 1995, he was a Director of Cafe Santos, S.A., which owned and operated six full service restaurants in Chile. From 1982 to 1994, Mr. Vilensky was the general manager and legal representative for "El Vegetariano," a vegetarian restaurant in Santiago, Chile. Mr. Vilensky is also the principal owner and general manager of Inversiones e Inmobiliaria Kyoto Limitada ("Kyoto"), the principal shareholder of the Company.

Mauricio Aguirre has served as USC's Chief Financial Officer, Vice President of Finance and Administration, and a Director of USC since August 1998. He has served as Vice

President of Administration and Finance of KyF Chile S.A. since September 1994 and as a Director of KyF Chile since October 1995. From 1989 to September 1994, Mr. Aguirre was the Controller and a Vice-President of Lan Chile, the national airline of Chile. Mr. Aguirre is a commercial engineer, a public accountant and auditor.

Juan Carlos Cerda has served as a Director of USC since August 1998. He has served as a member of the Board of Directors of KyF Chile since May 1996. Since June 1994, Mr. Cerda has been a partner with the law firm of Estudio Juridico Figueroa and Valenzuela Abogados in Chile as a tax consultant. Since March 1994, Mr. Cerda has been a professor of Planification and Tributary Management at the University of Santiago. From 1991 through May 1994, he was a tax advisor to the Arauco Enterprise Group in Chile.

Avram Fritch has served as a Director of USC since August 1998. Mr. Fritch is the founder of and has served as General Director of General Security Chile, S.A., a residential and commercial security and alarm company located in Santiago, Chile, since 1991. Mr. Fritch is a mechanical engineer and was a captain in the Defense Force of Israel.

David Mayer has served as a Director and Assistant Secretary of USC since its formation in November 1997 and has entered into a ten (10) year consulting agreement with the Company. Since July 1997, Mr. Mayer has served as the President of Andean Financial Corporation. He also serves as a Director and Assistant Secretary of Bio-Aqua Systems, Inc. From January 1992 to March 1996, Mr. Mayer was a consultant to various companies where he assisted with mergers and acquisitions.

Sergio Vivanco has served as a member of USC's Board of Directors since August 1998. Mr. Vivanco has been a member of the Board of Directors of KyF Chile since 1991 and is a member of the Board of Directors of Inversiones Huillimapu S.A., an affiliate of Kyoto. Mr. Vivanco has been an attorney since 1979 and has served as general counsel since 1986 to Kyoto and to KyF Chile. Mr. Vivanco is a partner in the law firm of Abud, Vivanco and Vergara in Santiago, Chile, which serves as the Company's legal counsel in Chile.

         The Company's non-employee Directors, David Mayer, Avram Fritch, Sergio Vivanco and Carlos Cerda, will receive $200 plus expenses for attendance at each meeting of the Board of Directors, as well as reimbursement of reasonable out-of-pocket expenses incurred in connection with their attendance at the meetings.

         During the year ended December 31, 1998, the Company's Board of Directors held 4 meetings and took action by unanimous written consent a total of 18 times. All directors were present at each meeting.

Committees of the Board of Directors

         The Audit Committee consists of Juan Carlos Cerda, Sergio Vivanco, and Avram Fritch. The Audit Committee reviews the work of the audit staff and direct reports covering such work to be prepared. The Audit Committee oversees the Company's continuous audit program to protect against improper and unsound practices and to furnish adequate protection for all of its assets and records. The Audit Committee also acts as liaison to the Company's independent certified public accountants, and conducts such audit work as is necessary and receives written reports, supplemented by such oral reports as it deems necessary, from the Company's independent certified public accountants.

         The Compensation and Stock Option Committee consists of Messrs. Vivanco, Fritch, Cerda, and Mayer. The Compensation and Stock Option Committee makes recommendations with respect to compensation of senior officers and granting of stock options and stock awards.

         The Nominating Committee consists of Messrs. Vilensky, Fritch, Cerda, and Mayer. The Nominating Committee will make recommendations with respect to qualified individuals to become members of the Company's Board of Directors.

         Of the six members of the Board of Directors, Messrs. Cerda, Fritch, Vivanco and Mayer are non-employee directors. However, Mr. Mayer has entered into a consulting agreement with the Company.

         There are no family relationships among any of the executive officers or directors.

Executive Compensation

         The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each executive officer whose compensation exceeded $100,000 for the year ended December 31, 1998. The Company did not grant any stock options, restricted stock awards or stock appreciation rights or make any long-term incentive plan payments during 1998.

                                            Summary Compensation Table
                                                                                          Other Annual
Name and Principal Position               Year         Salary($)           Bonus ($)      Compensation($)
---------------------------               ----         ---------           ---------      ---------------
Ricardo Vilensky, CEO,                    1998              -0-                 -0-               -0-
   President and Chairman                 1997(1)      $85,868                  -0-           19,305(2)
                                          1996(1)           -0-                 -0-         $109,629(2)

---------
(1)      This table is based solely upon compensation received from KyF Chile.
(2) Represents dividends paid to Kyoto. Mr. Vilensky is the principal shareholder of Kyoto.

Employment Agreements

         Ricardo Vilensky, Chief Executive Officer, President and Chairman. The Company has entered into a written three-year employment agreement with Mr. Vilensky, which commenced August 1998. Pursuant to the terms and conditions of his employment agreement, Mr. Vilensky shall receive an initial annual base salary of $80,000, annual bonuses of up to $100,000, as determined by the Company's Board of Directors, including a vacation bonus of $20,000, and other annual compensation of $90,000, which includes (i) $15,000 for school expenses for Mr. Vilensky's children, (ii) $10,000 for entertainment, (iii) $20,000 for travel, (iv) $20,000 for medical reimbursement, and (v) $28,000 for automobile expenses including cost of vehicle, maintenance and insurance. Mr. Vilensky shall be reimbursed for his ordinary and necessary business expenses including fees for membership in one business or social club, up to a maximum of $5,000 per year, and in other clubs and organizations as the Company and Mr. Vilensky shall mutually agree are necessary and appropriate. In 1998 Mr. Vilensky waived all compensation due to him. Mr. Vilensky's employment contract is being re-negotiated.

         Mauricio Aguirre, Chief Financial Officer. The Company has entered into a written one year employment agreement with Mauricio Aguirre, which commenced August 1998. Pursuant to the terms and conditions of his employment agreement, Mr. Aguirre shall receive an initial annual base salary of $60,000, bonuses of up to $30,000 per year, as determined by the Company's Board of Directors, and other annual compensation of $20,000, which includes (i) $10,000 for medical reimbursement and (ii) $10,000 for automobile expenses.

         Chilean Social Security/AFP and ISAPRE. Messrs. Vilensky and Aguirre are also entitled to receive certain social security benefits pursuant to Chilean law. The Social Security laws in Chile were established as a private system that requires all companies to retain approximately 20% of the gross salaries of its employees, up to a maximum of $4,408.95 per year, which is used to pay both Administrators of Pension Funds Companies ("AFP") and Institutions of Provisional Health ("ISAPRE").

         The allocation of this 20% to each service is approximately as follows:

         (a) 10% to the AFP: This amount is deposited in an individual interest-bearing account of each employee to cover their retirement. In Chile, the age of retirement is 60 for women and 65 for men.

         (b) 3% to the AFP: This amount covers any partial or permanent disability and, in the case of death, will provide a monthly amount to the deceased's spouse. The amount paid corresponds to 70% of an employee's average salary, based upon the last 10 years of the employee's life.

         (c) 7% to the ISAPRE: This amount covers medical fees, hospitalization and clinical examinations. This percentage may be voluntarily increased by the employee according to the employee's contractual agreement with the employee's ISAPRE. In many instances it may be necessary for individuals to pay additional costs for health care.

         Additionally, Chilean law requires the payment of one month salary (up to a maximum of approximately $2,736.00) for each year (or portion thereof in excess of six months worked in the last year), worked by the employee when he is dismissed without cause, subject to a maximum of eleven months (up to a maximum of $2,736.00 per month, or an aggregate of $30,104.00). When the employee terminates his or her employment, no compensation is legally required.

Option Grants in Last Fiscal Year

         During fiscal year 1998, there were no option or SAR grants to any persons, including any of the Company's executive officers or directors.

Incentive and Non-Qualified Stock Option Plan

         On January 5, 1998, the Board of Directors and a majority of USC's shareholders adopted the Company's Stock Option Plan (the "Plan"). The purpose of the Plan is to increase the employees', advisors', consultants', and directors' proprietary interest in USC, to align more closely their interests with the interests of USC's shareholders, and to enable the Company to attract and retain the services of experienced and highly qualified employees and directors. USC has reserved an aggregate of 200,000 shares of Class A Common Stock under the Plan.

         The Company's Board of Directors, or a committee thereof, administers and interprets the Plan and is authorized to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. The Plan provides for the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code), non-statutory stock options and "reload options." Options may be granted under the Plan on such terms and at such prices as determined by the Board, or a committee thereof, except that in the case of an incentive stock option granted to a 10% shareholder, the per share exercise price will not be less than 110% of such fair market value. The aggregate fair market value of the shares covered by incentive stock options granted under the Plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

         The exercise price for any option under the Plan may be paid in cash, in shares of Class A Common Stock or such other consideration that is acceptable to the Board of Directors or the committee thereof. If the exercise price is paid in whole or in part in Class A Common Stock, such exercise may result in the issuance of additional options, known as "reload options," for the same number of shares of Class A Common Stock surrendered upon the exercise of the underlying option. The reload option would be generally subject to the same provisions and restrictions set forth in the Plan with respect to the underlying option except as varied by the Board of Directors or the committee thereof. A reload option enables the optionee to ultimately own the same number of shares as the optionee would have owned if the optionee had exercised all options for cash.

         Options granted under the Plan will be exercisable after the period or periods specified in the option agreement. Options granted under the Plan are not exercisable after the expiration of five years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. The Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. No options have been granted pursuant to the Plan.

Option Exercises and Holdings

         To date, the Company has not issued any options or SARs to any persons. No options or SARs were exercised or unexercised during fiscal year 1998.

Certain Relationships and Related Transactions

         On August 4, 1998, Kyoto purchased 1,399,900 shares of Class B Common Stock from the Company for $2,200,000, and (ii) the Company purchased Kyoto's 99.97% interest in KyF Chile for $2,200,000 and KyF Chile became a majority owned (99.97%) subsidiary of the Company. The remaining 15 shares of KyF Chile stock are owned by Ricardo Vilensky, individually, who is also the principal shareholder of Kyoto (Chilean law requires that a Chilean corporation be owned by not less than two shareholders). Kyoto is a Chilean limited partnership whose partners are Inversiones Huillimapu S.A. ("IHSA") (99%) and Ricardo Vilensky (1%), who is also its general manager. The shareholders of IHSA are Ricardo Vilensky (90%) and Compania Administradora de Restaurantes Limitada ("CARL") (10%). The partners of CARL are Kyoto (98%) and Mr. Vilensky (2%). The general manager of CARL is Mr. Vilensky.

         In May 1991, KyF Chile agreed to guaranty certain liabilities of Kyoto that are due to Leasing Andino S.A. in connection with certain lease obligations for office space. As of December 31, 1998, the Company estimates that the current remaining obligations of Kyoto under the lease are approximately $95,000.

         In January 1992, KyF Chile agreed to guarantee certain liabilities of Inversiones y Rentas Quebrada Honda S.A. ("IRQH"), whose shareholders are Mr. Vilensky's brother and sister-in-law. Such liabilities are due to Banestado Leasing S.A. in connection with certain lease obligations. As of December 31, 1998, the Company estimates that the current remaining obligations of IRQH are approximately $59,000.

         Mr. Vilensky owns a 50% interest in Ann Arbor Foods S.A. ("Ann Arbor"), which owns fifteen (15) Domino's Pizza restaurants in Chile. Mr. Vilensky has agreed to resign as an officer and director in Ann Arbor and to divest himself of all interest in these franchises in the future.

         On October 3, 1997, the Company entered into a loan agreement with Kyoto whereby Kyoto loaned the Company the principal sum of $279,095, at an interest rate of 9% per annum. The proceeds from this loan were used for working capital. The loan has been repaid. On November 6, 1997, the Company entered into a loan agreement with Kyoto whereby Kyoto loaned the Company the principal sum of $400,000 at an interest rate of 7.8% per annum. These funds were used to reduce the amount of back royalties due to KFCIH. The Company repaid the $400,000 loan (plus accrued interest) from the proceeds of the Offering. The remaining loan in the principal amount of $279,095 (plus accrued interest) was repaid from the Company's operations by the end of 1998 in accordance with the terms of the promissory note.

         On April 30, 1997, KyF Chile sold its office facility in Santiago, Chile to Imobiliaria KilKil S.A. ("IKK"), whose shareholders include IHSA (99%) and Mr. Vilensky (1%). In consideration for the payment price of $577,574, IKK issued to KyF Chile a promissory note (the "Note") for the total amount due, and in turn, KyF Chile transferred the Note to its principal shareholder, Kyoto. Of the total amount due, $303,191 was paid in the form of dividends to Kyoto for 1996 and $274,383 has been used to satisfy a loan obligation due by KyF Chile to Kyoto in connection with the remodeling of two of the Company's KFC(R) restaurants. On May 1, 1997, KyF Chile entered into a ten year lease agreement with IKK, at a rate of $9,050 per month, plus common area maintenance and general expenses of $1,100 per month.

         In August 1998, the Company entered into a two year lease, which lease may be renewed for an additional term of two years, with Andean Engineering and Finance Corp. ("AEFC"), to use a portion of AEFC's facilities in Boca Raton, Florida, for the Company's corporate U.S. offices. This lease has been assumed by Andean Financial Corporation ("AFC"). David Mayer, a Director of USC, is the sole shareholder, officer and director of AFC. The annual lease amount is $10,000 payable quarterly or as otherwise agreed upon between the parties. These terms were negotiated on an arm's length basis and such terms are competitive with the going rates.

         In August 1998, KyF Chile entered into a ten year agreement with David Mayer, a Director of USC, whereby Mr. Mayer shall perform certain services for the Company, including advising in the preparation and implementation of the Company's business plan, research, evaluation and negotiations with strategic partners and alternative sources of credit and financial opportunities, assisting in conducting market surveys, assisting in shareholder and investor relations, assisting in the preparation of reports to shareholders and investors, and acting as the U.S. liaison to KFCIH and to U.S. vendors. In consideration for these services, Mr. Mayer receives an annual fee of approximately $35,000, or as otherwise agreed upon by the parties, commencing August 1998.

         All ongoing transactions were ratified by a majority of the Company's independent directors who do not have an interest in the transactions. The Company believes that all transactions between the Company and its officers, shareholders and each of their affiliated companies have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company intends to handle transactions of a similar nature on terms no less favorable to the Company than those available from unaffiliated parties. In addition, any forgiveness of loans will be approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have access, at the Company's expense, to the Company's counsel or independent counsel.

                                   PROPOSAL 2:

              PROPOSAL TO RATIFY THE APPOINTMENT OF SPEAR, SHAFER,
             HARMON & CO., INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS,
                            AS THE COMPANY'S AUDITORS

         The Board of Directors of the Company have selected Spear, Shafer, Harmon & Co., independent certified public accountants, as independent auditors for the Company for the fiscal year ended July 31, 1999 and determined that it would be desirable to request that the Company stockholders ratify such selections. One or more representatives of Spear, Shafer, Harmon & Co. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

         Although the Board of Directors of the Company is submitting the appointment of Spear, Shafer, Harmon & Co. for stockholder ratification it reserves the right to change the selection of Spear, Shafer, Harmon & Co. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder ratification.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF SPEAR, SHAFER, HARMON & CO., AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.


                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, business should properly come before the Annual Meeting, the persons named in the accompanying proxy may vote proxies as in their discretion they may deem appropriate, unless they are directed by shareholders otherwise.


                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2000 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's executive offices no later than June 20, 2000.

         In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal at a reasonable time before the Company mails its proxy statements.

                                      By Order of the Board of Directors



                                      RICARDO VILENSKY
                                      President and Chief Executive Officer


Boca Raton, Florida
October 18, 1999

                             Uniservice Corporation
                           1900 Glades Road, Suite 351
                              Boca Raton, FL 33431


                                      PROXY


The undersigned hereby constitutes and appoints Ricardo Vilensky and/or David Mayer as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on October 5, 1999, at the Annual Meeting of Shareholders to be held on November 17, 1999, or any adjournment thereof.

1.       Election of Directors
         FOR all nominees listed below                                 WITHHOLD AUTHORITY to vote
         (except as marked to the                                      for all nominees listed
         contrary)                                                     below
                           [_]                                                     [_]

                      Ricardo Vilensky                        Avram Fritch
                      Mauricio Aguirre                        David Mayer
                      Juan Carlos Cerda                       Sergio Vivanco

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

2. To ratify the appointment of Spear, Shafer, Harmon & Co., independent certified public accountants, as the Company's auditors for the fiscal year ending December 31, 2000.

                  [_] FOR                   [_] AGAINST                         [_] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         This Proxy is solicited on behalf of the Board of Directors of Uniservice Corporation. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposal
2.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.


                                            ----------------------------------
                                            Signature

                                            ----------------------------------
                                            Signature If Held Jointly

                                            ----------------------------------
                                            (Please Print Name)

                                            ----------------------------------
                                            Number of Shares Subject to Proxy

Dated:__________, 1999